                         Consent of Independent Auditors




We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the use of our report dated February 9, 1996 in the Post-Effective Amendment No. 17 to the Registration Statement (Form N1-A) (No. 33-14363) of Delaware Group Premium Fund, Inc.


                                          /s/ Ernst & Young LLP
                                          --------------------------
                                          Ernst & Young LLP



Philadelphia, Pennsylvania
March 26, 1996

                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets of the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series, and the Value Series (collectively referred to as "Delaware Group Premium Fund, Inc." or the "Fund") as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Equity/Income Series, High Yield Series, Capital Reserves Series, Multiple Strategies Series, and Money Market Series and the financial highlights for each period from the date of the initial public offering through December 31, 1995 for the Growth Series, International Equity Series, Emerging Growth Series, and Value Series. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each series of Delaware Group Premium Fund, Inc. at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Equity/Income Series, High Yield Series, Capital Reserves Series, Multiple Strategies Series, and Money Market Series and the financial highlights for each period from the date of the initial public offering through December 31, 1995 for the Growth Series, International Equity Series, Emerging Growth Series, and the Value Series, in conformity with generally accepted accounting principles.


                                                /s/ Ernst & Young LLP
                                                --------------------------
                                                Ernst & Young LLP

Philadelphia, Pennsylvania
February 9, 1996

                         Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc. -- International Equity Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc. -- International Equity Series (the "Series") as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 1995 and the period from October 29, 1992 (the date of initial public offering) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc. -- International Equity Series at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 1995 and the period from October 29, 1992 (the date of initial public offering) through December 31, 1992, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young LLP
                                              --------------------------
                                              Ernst & Young LLP


Philadelphia, Pennsylvania
February 9, 1996